Principal Funds, Inc.
Supplement dated September 29, 2025
to the Prospectus and Statement of Additional Information
both dated March 1, 2025
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR INFLATION PROTECTION FUND
Under Sub-Advisor and Portfolio Manager, add the following alphabetically to BlackRock Financial Management, Inc.:
•Russell Brownback (since 2025), Director

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, add the following alphabetically to the list of portfolio managers for BlackRock Financial Management, Inc.:
Russell Brownback joined BlackRock in 2009. Mr. Brownback earned a Bachelor of Arts in Economics from Hobart College and a Master in Management from the Kellogg Graduate School of Management at Northwestern University.
The changes described below are being made to the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
Under Sub-Advisor: BlackRock Financial Management, Inc., add the following alphabetically to the Other Accounts Managed table:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Russell Brownback(1): Inflation Protection Fund
Registered investment companies	7	$68.6 billion	0	$0
Other pooled investment vehicles	17	$11.9 billion	0	$0
Other accounts	18	$8.5 billion	9	$5.5 billion
(1) Information as of June 30, 2025.
Under Sub-Advisor: BlackRock Financial Management, Inc., add the following sentence at the beginning of the Portfolio Manager Compensation Overview:
The discussion below describes the portfolio managers’ compensation as of June 30, 2025.
Under Sub-Advisor: BlackRock Financial Management, Inc., delete the table in the Discretionary Incentive Compensation section and replace with the following:

Portfolio Manager	Benchmarks
Johan Sjogren	Varied Euro-Based Benchmarks and global inflation benchmark.
Russell Brownback	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Harrison Segall

Under Sub-Advisor: BlackRock Financial Management, Inc., delete the second paragraph of the section titled Other Compensation Benefits in its entirety and replace with the following:
Incentive Savings Plans —  BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Brownback and Segall are eligible to participate in these plans.
Under Sub-Advisor: BlackRock Financial Management, Inc., delete the first paragraph of the section titled Portfolio Manager Potential Material Conflicts of Interest in its entirety and replace with the following:
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Brownback and Segall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Brownback and Segall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Under Sub-Advisor: BlackRock Financial Management, Inc., add the following alphabetically to the Ownership of Securities table:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Russell Brownback (1)	Inflation Protection Fund	None
(1) Information as of June 30, 2025.
2